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                                                              EXHIBIT 10.35



This Note and the  indebtedness  evidence hereby are subordinated in the manner  and to  the  extent  set  forth  in  that  certain  TJS Subordination
Agreement No.1 (as the same may be amended,  restated, supplemented   or
otherwise   modified  from  time  to  time,   the "Subordination  Agreement")
effective as of December 31, 1996, among TJS Partners, L.P., a New York limited partnership ("Lender"), Security Associates International, Inc.,
a Delaware corporation ("SAI") and FINOVA Capital Corporation, in its individual capacity and as agent for all lenders ("Senior Lender") to the indebtedness (including interest) owed by SAI and certain affiliates of SAI (collectively, the "Borrowers") to the holders of all the notes issued pursuant to that certain Loan Agreement dated as of December 31, 1996 (as the same may be amended, supplemented, restated or otherwise modified form time to time, the "FINOVA Loan Agreement") among Borrowers and Senior Lender;
and each holder of this Note, by its  acceptance   hereof,   shall  be  bound
by  the  subordination provisions of the Subordination Agreement.


                                 PROMISSORY NOTE


$5,000,000.00                                                 December 31, 1996
                                                     Arlington Heights, Illinois



         FOR VALUE RECEIVED, SECURITY ASSOCIATES INTERNATIONAL, INC., a Delaware corporation ("BORROWER") promises to pay to the order of TJS Partners, L.P., a New York limited partnership, its successors, designees or assigns ("LENDER"), at its offices at 52 Vanderbilt Avenue, New York, New York, or at such other place or places as Lender may from time to time designate in writing, the principal sum of Five Million and No/100 Dollars ($5,000,000.00) or, if less, the aggregate unpaid principal amount of the Loan made by Lender pursuant to
Section 2 of the Loan Agreement (as hereinafter defined) at such times as are specified in and in accordance with the provisions of the Loan Agreement, with interest payable semiannually on the principal balance from time to time remaining unpaid. Notwithstanding the foregoing, all outstanding principal, interest, costs and expenses due hereunder shall be paid to Lender upon termination of the Loan Agreement.

         This Note is referred to in and was executed and delivered pursuant to that certain Subordinated Loan Agreement of even date herewith between Borrower and Lender (as amended, restated supplemented or modified from time to time, the ("LOAN AGREEMENT"), to which reference is hereby made for a statement of the terms and conditions under which the loans evidenced hereby are to be repaid and for a statement of remedies upon the occurrence of an "EVENT OF DEFAULT" as defined therein. The Loan Agreement is incorporated herein by reference in its entirety. All terms which are capitalized and used herein (which are not otherwise specifically defined herein) and which are defined in the Loan Agreement shall be used in this Note as defined in the Loan Agreement.





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         This note evidences the "LOAN" as defined in the Loan Agreement made and to be made to the Borrower under Section 2 of the Loan Agreement, and the Borrower promises to pay interest at the office specified above on the loan evidenced hereby at the rates and times specified therefor in the Loan Agreement.

         Borrower further promises to pay to Lender interest on the outstanding unpaid principal amount hereof, as provided in the Loan Agreement, from the date hereof until payment in full hereof as determined in accordance with the Loan Agreement; provided, however, that during any Default Rate Period, Borrower promises to pay to Lender interest on Borrower's Obligations at the Default Rate as determined in accordance with the Loan Agreement. Interest shall be computed on the basis of a 360-day year for the actual number of days elapsed. In no contingency or event whatsoever shall the rate of interest paid by Borrower under this Note exceed the maximum amount permissible under any law which a court of competent jurisdiction shall in a final determination, deem applicable hereto. In the event that such a court determines that Lender has received interest hereunder in excess of the maximum amount permitted by such law, (i) Lender shall apply such excess to any unpaid principal owed by Borrower to Lender or, if the amount of such excess exceeds the unpaid balance of such principal, Lender shall promptly refund such excess interest to Borrower and
(ii) the provisions hereof shall be deemed amended to provide for such permissible rate.

         Except as otherwise provided in the Loan Agreement, Borrower waives presentment, demand and protest, notice of protest, notice of presentment and all other notices and demands in connection with the enforcement of Lender's rights hereunder, except as specifically provided and called for by this Note and in the Loan Agreement, and hereby consents to, and waives notice of the release, addition, or substitution, with or without consideration, of any collateral or of any person liable for payment of this Note. Any failure of Lender to exercise any right available hereunder or otherwise shall not be construed as a waiver of the right to exercise the same or as a waiver of any other right at any other time.

         Whenever in this Note reference is made to Lender or Borrower, such reference shall be deemed to include, as applicable, a reference to their respective successors and assigns. The provisions of this Note shall be binding upon and shall inure to the benefit of such successors and assigns. Borrower's successors and assigns shall include without limitation, a receiver, trustee or debtor in possession of or for Borrower.

         The loan evidenced hereby has been made, and this Note has been delivered, at Arlington Heights, Illinois and shall be governed by and construed in accordance with the internal laws (as opposed to the conflicts of laws provisions) of the State of Illinois.


BORROWER HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS INITIATED BY BORROWER AND ARISING DIRECTLY OR INDIRECTLY OUT OF THE LOAN INSTRUMENTS SHALL BE LITIGATED IN THE CIRCUIT COURT OF COOK COUNTY, OR THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS. BORROWER HEREBY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY



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ACTION OR PROCEEDING COMMENCED BY LENDER IN ANY OF SUCH COURTS, AND HEREBY
AGREES THAT PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN MAY BE SERVED IN THE MANNER PROVIDED FOR NOTICES HEREIN, AND AGREES THAT SERVICE OF SUCH SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH BORROWER AT THE ADDRESS TO WHICH NOTICES ARE TO BE SENT PURSUANT TO THE LOAN AGREEMENT. BORROWER WAIVES ANY CLAIM THAT COOK COUNTY, ILLINOIS OR THE NORTHERN DISTRICT OF ILLINOIS IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE. TO THE EXTENT PROVIDED BY LAW, SHOULD BORROWER, AFTER BEING SO SERVED, FAIL TO APPEAR OR ANSWER TO ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THE NUMBER OF DAYS PRESCRIBED BY LAW AFTER THE MAILING THEREOF, SUCH BORROWER SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED BY THE COURT AGAINST BORROWER AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS. THE EXCLUSIVE CHOICE OF FORUM FOR BORROWERS SET FORTH HEREIN SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT BY LENDER OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING BY LENDER OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION, AND BORROWER HEREBY WAIVES THE RIGHT TO COLLATERALLY ATTACK ANY SUCH JUDGMENT OR ACTION.

LENDER AND BORROWER ACKNOWLEDGE AND AGREE THAT ANY CONTROVERSY WHICH MAY ARISE UNDER ANY OF THE LOAN INSTRUMENTS OR WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED THEREBY WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES AND, THEREFORE, THE PARTIES AGREE THAT ANY LAWSUIT ARISING OUT OF ANY SUCH CONTROVERSY WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

         Wherever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

         In the event of any conflict between any term, covenant or condition of this Note or the Loan Agreement and any term, covenant or condition of the Subordination Agreement, the provisions of the Subordination Agreement shall govern.





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         This entire Note, including, without limitation, each provision, agreement, waiver, right or remedy contained herein, is subject to the terms, conditions and limitations set forth in the Subordination Agreement.
































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                                     SECURITY ASSOCIATES INTERNATIONAL, INC.

                                    BY:   /s/ JAMES S. BRANNEN
                                       -----------------------------------------
                                          JAMES S. BRANNEN, PRESIDENT






























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